UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2021

KKR & CO. INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34820	26-0426107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards
New York, NY 10001
Telephone: (212) 750-8300
(Address, zip code, and telephone number, including
area code, of registrant's principal executive office.)

NOT APPLICABLE
(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange
6.75% Series A Preferred Stock	KKR PR A	New York Stock Exchange
6.50% Series B Preferred Stock	KKR PR B	New York Stock Exchange
6.00% Series C Mandatory Convertible Preferred Stock	KKR PR C	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 2, 2021, KKR & Co. Inc. (together with its subsidiaries, “KKR”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Initial Report”) to report the completion of KKR’s acquisition of Global Atlantic Financial Group Limited (“Global Atlantic”), as contemplated by the Agreement and Plan of Merger, dated July 7, 2020, by and among Global Atlantic, Global Atlantic Financial Life Limited, Magnolia Parent LLC, Magnolia Merger Sub Limited, LAMC LP, and Goldman Sachs & Co. LLC, solely in its capacity as the Equity Representative.

This Current Report on Form 8-K/A amends the Initial Report to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(4).
The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes, is based on various adjustments and assumptions and is not necessarily indicative of what KKR’s consolidated statement of operations or consolidated statement of financial condition actually would have been had the acquisition and other adjustments been completed as of the dates indicated or will be for any future periods.
Item 9.01 Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

The audited consolidated balance sheets of Global Atlantic as of December 31, 2020 and 2019, the related consolidated statements of income, comprehensive income (loss), and cash flows for the years ended December 31, 2020 and 2019, the related consolidated statements of redeemable non-controlling interests and equity for the period from December 31, 2018 to December 31, 2020, the related notes and the related report of PricewaterhouseCoopers LLP, which are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b)  Pro forma financial information.

The unaudited pro forma condensed combined financial information of KKR, giving effect to the acquisition of Global Atlantic, which includes the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020, the unaudited pro forma condensed combined statement of financial condition as of December 31, 2020 and the related notes, is filed as Exhibit 99.2 hereto and incorporated by reference herein.

(d)  Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	The historical audited consolidated balance sheets of Global Atlantic as of December 31, 2020 and 2019, the related consolidated statements of income, comprehensive income (loss), and cash flows for the years ended December 31, 2020 and 2019, the related consolidated statements of redeemable non-controlling interests and equity for the period from December 31, 2018 to December 31, 2020, the related notes (collectively, the “consolidated financial statements”)
99.2	The unaudited pro forma condensed combined financial information of KKR, giving effect to the acquisition of Global Atlantic, which includes the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020, the unaudited pro forma condensed combined statement of financial condition as of December 31, 2020 and the related notes.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

KKR & CO. INC.

Date: March 23, 2021	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Assistant Secretary